Exhibit 99.4
Rasco Group
Unaudited Combined Financial Statements
September 30, 2008

Rasco Group
Unaudited Combined Balance Sheet
September 30, 2008

2008
Assets
Current assets
Cash and cash equivalents	$16,661
Accounts receivable
Trade	9,928,224
Affiliates	6,564
Inventories	5,678,669
Prepaid expenses	189,518
Deferred income tax asset	86,772

Total current assets	15,906,408

Property, plant and equipment, net	9,656,340
Goodwill	38,491,984
Other intangibles, net	22,132,423
Other assets	987,755

Total assets	$87,174,910

Liabilities and Equity

Current liabilities
Accounts payable	$1,627,793
Accrued compensation and benefits	2,005,805
Accrued warranty liabilities	961,982
Income taxes payable	244,097
Other accrued liabilities	358,589

Total current liabilities	5,198,266

Deferred income tax liabilities	6,254,520
Deferred compensation	122,351

Total liabilities	11,575,137

Commitments and contingent liabilities

Divisional equity	59,792,330
Accumulated other comprehensive income	15,807,443

Total equity	75,599,773

Total liabilities and equity	$87,174,910

The accompanying notes are an integral part of the financial statements.

Rasco Group
Unaudited Combined Statements of Income and Comprehensive Income
Nine Months Ended September 30, 2007 and 2008

	2007	2008
Sales, net	$34,739,950	$36,364,825
Cost of sales and other direct costs	20,101,184	20,936,127

Gross profit	14,638,766	15,428,698

Selling, general and administrative expenses	12,942,055	14,219,379

Operating Income	1,696,711	1,209,319

Other expense (income), net	90,688	(318,694)

Income before income taxes	1,606,023	1,528,013

Income tax benefit	1,866,281	27,414

Net income	3,472,304	1,555,427

Other comprehensive income:
Foreign currency translation adjustments	3,405,461	284,856

Comprehensive income	$6,877,765	$1,840,283

The accompanying notes are an integral part of the financial statements.

Rasco Group
Unaudited Combined Statement of Changes in Equity
September 30, 2008

		Accumulated
		Other
	Divisional	Comprehensive
	Equity	Income	Total
Balances at December 31, 2007	$57,305,526	$15,522,587	$72,828,113
Foreign currency translation	—	284,856	284,856
Stock-based compensation expense	34,322	—	34,322
Net advances from affiliates	897,055	—	897,055
Net income	1,555,427	—	1,555,427

Balances at September 30, 2008	$59,792,330	$15,807,443	$75,599,773

The accompanying notes are an integral part of the financial statements.

Rasco Group
Unaudited Combined Statements of Cash Flows
Nine Months Ended September 30, 2007 and 2008

	2007	2008
Cash flows from operating activities
Net income	$3,472,304	$1,555,427
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	2,361,473	2,620,210
Stock-based compensation	156,697	34,322
Deferred income taxes	(2,837,367)	(607,061)
Change in assets and liabilities
Accounts receivable — trade	190,886	(2,476,559)
Inventory	360,575	(2,226,042)
Prepaid expenses and other assets	(28,916)	58,307
Accounts payable	459,318	606,727
Accrued compensation and other accruals	(348,039)	757,121
Accrued income taxes	(589,814)	(121,775)
Other non-current, net	154,308	(741,977)

Net cash provided by (used in) operating activities	3,351,425	(541,300)

Cash flows from investing activities
Proceeds from sale of fixed assets	5,142	—
Purchase of fixed assets	(101,826)	(307,575)

Net cash used in investing activities	(96,684)	(307,575)

Cash flows from financing activities
Net advances (to) from affiliates	(3,237,798)	897,055

Net cash provided by financing activities	(3,237,798)	897,055

Effect of exchange rate changes on cash	1,673	(49,649)

Net increase (decrease) in cash and cash equivalents	18,616	(1,469)

Cash and cash equivalents
Beginning of year	—	18,130

End of year	$18,616	$16,661

The accompanying notes are an integral part of the financial statements.

Rasco Group
Notes to Unaudited Combined Financial Statements
September 30, 2008
     1. Description of Business and Summary of Significant Accounting Policies:
Description of business
Rasco GmbH and its U.S., Singaporean and China affiliated entities (“Rasco” or the “Company”) are engaged in the business of manufacturing (principally in Germany) and selling throughout the world, semiconductor gravity handlers and related service and products.
Combined Financial Statements
The combined financial statements include the accounts of Rasco GmbH, Rosenheim Automation Systems Corporation, Rasco Asia and Rasco Shenzhen.
The shareholders of Rasco GmbH (a German Company) and Rosenheim Automation Systems Corporation (a U.S. Company) are separate companies whose ultimate parent is Dover Corporation (“Dover”). Rasco Asia is a division of a Singaporean company and Rasco Shenzhen is a division of a Chinese company, both who are ultimately owned by Dover. The combined financial statements include the accounts of two legal entities and the two divisions. Intercompany accounts and transactions have been eliminated in combination.
Basis of Presentation
The accompanying unaudited condensed combined financial statements do not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements and should be read in conjunction with the Rasco Group (the “Group”) audited Combined Financial Statements as of December 31, 2007 and for the year then ended, which provides a more complete understanding of Rasco’s accounting policies, financial position, operating results and other matters. It is the opinion of management that these financial statements reflect all adjustments necessary for a fair statement of the interim results. The results of operations of any interim period are not necessarily indicative of the results of operations for the full year.
Recent Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations, (“SFAS 141(R)”). SFAS 141(R) retains the fundamental requirements in SFAS No. 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. In general, SFAS 141(R): (a) broadens the guidance of SFAS 141, extending its applicability to all events where one entity obtains control over one or more other businesses, (b) broadens the use of fair value measurements used to recognize the assets acquired and liabilities assumed, (c) changes the accounting for acquisition related fees and restructuring costs incurred in connection with an acquisition and (d) increases required disclosures. The Group will apply the provisions of SFAS 141(R) prospectively to business combinations for which the acquisition date is on or after January 1, 2009.
In April 2008, the FASB issued FASB Staff Position (FSP) FAS No. 142-3, which amends the factors that must be considered in developing renewal or extension assumptions used to determine the useful life over which to amortize the cost of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). The FSP requires an entity to consider its own assumptions about renewal or extension of the term of the arrangement, consistent with its expected use of the asset, and is an attempt to improve consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash

Rasco Group
Notes to Unaudited Combined Financial Statements
September 30, 2008
flows used to measure the fair value of the asset under SFAS 141. The FSP is effective January 1, 2009 and the guidance for determining the useful life of a recognized intangible asset must be applied prospectively to intangible assets acquired after the effective date. The FSP is not expected to have a significant impact on the Group’s combined financial statements.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. For financial assets and liabilities, this statement is effective for fiscal periods beginning after November 15, 2007 and does not require any new fair value measurements. In February 2008, FSP No. 157-2 was issued which delayed the effective date of SFAS 157 to fiscal years ending after November 15, 2008 for nonfinancial assets and liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Group does not expect the adoption of SFAS 157 to have a material effect on its combined financial statements.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, including interim periods within that fiscal year. The Group did not elect the fair value option for any of its existing financial instruments as of January 1, 2008 and has not determined whether or not it will elect this option for financial instruments it may acquire in the future.
In December 2007, the FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 51, (“SFAS 160”). SFAS 160 requires that a non-controlling interest in a subsidiary be reported as equity and the amount of consolidated net income specifically attributable to the non-controlling interest be identified in the consolidated financial statements. It also requires consistency in the manner of reporting changes in the parent’s ownership interest and requires fair value measurement of any non-controlling equity investment retained in a deconsolidation. The Group will apply the provisions of this statement prospectively, as required, beginning on January 1, 2009 and does not expect the adoption of SFAS 160 to have a material effect on its combined financial statements.
In March 2008, the FASB issued SFAS No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133. SFAS 161 required enhanced disclosures about an entity’s derivative and hedging activities, including (a) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedging items are accounted for under SFAS No. 133, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. As the provisions of SFAS 161 relate only to enhanced disclosures, this standard will have no impact on the Group’s financial position, results of operations or cash flows. SFAS 161 is effective for fiscal periods beginning after November 15, 2008.
In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” The statement is intended to improve financial reporting by identifying a consistent hierarchy for selecting accounting principles. The statement is effective 60 days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with GAAP,” and is not expected to have any impact on the Group’s results of operations, financial condition or liquidity.
Other Comprehensive Income
Other comprehensive income consists only of the currency translation of foreign financial statements.

Rasco Group
Notes to Unaudited Combined Financial Statements
September 30, 2008
     2. Inventories:
The following table displays the components of inventory as of September 30, 2008:

2008
Raw Materials	$2,615,276
Work in process	1,721,754
Finished goods	2,304,873

6,641,903
Less reserves	(963,234)

Total	$5,678,669

     3. Property, Plant & Equipment:
The following table depicts the components of property, plant & equipment, net as of September 30, 2008:

2008
Land	$4,601,850
Buildings and improvements	5,753,819
Machinery, equipment and other	2,515,219

12,870,888
Accumulated Depreciation	(3,214,548)

Total	$9,656,340

4. Goodwill and Other Intangibles Assets:
The changes in the carrying value of goodwill and other intangibles through the nine months ended September 30, 2008 are as follows:

	Net Balance			Net Balance
	December 31,		Other	September
	2007	Amortization	Changes	30, 2008
Goodwill	$38,417,100	$—	$74,884	$38,491,984
Other intangible assets	24,354,216	2,361,632	139,839	22,132,423

Total	$62,771,316			$60,624,407

Substantially all of the goodwill and intangible assets are attributable to the Company’s German operations.
Amortization expense for the nine months ended September 30, 2007 and 2008 was $2,085,883 and $2,361,632, respectively. Other changes consist principally of the impact of currency exchange rates.

Rasco Group
Notes to Unaudited Combined Financial Statements
September 30, 2008
     5. Investments in Unconsolidated Entities:
At September 30, 2008, Rasco GmbH has a 24.27% investment in the capital stock of ESMO AG (“ESMO”), a privately owned German company. The Group accounts for the investment in ESMO on the cost method since it does not have the ability to exert significant influence over the operations of ESMO. The carrying value of the investment was $169,000 as of September 30, 2008 and is included in other assets on the combined balance sheet. In October 2008, the shares of ESMO were sold by Rasco GmbH to its parent for €1,000,000. The parent, in turn, sold these shares to certain shareholders and employees of ESMO for the same amount
     6. Equity Incentive Plans:
In the first nine months of 2008, the management of Rasco was granted 15,817 stock appreciation rights (SARS”) with an exercise price of $42.30. As of September 30, 2008, the management of Rasco held outstanding options to acquire 18,565 shares of Dover common stock and 18,332 of SARs at a weighted average exercise price of $43.60. During the nine months then ended 19,011 stock options or SARs expired unexercised. As of September 30, 2008, options to acquire 10,777 shares of common stock at a price of $38.00 were exercisable. The fair value of the grants is determined using a Black-Scholes option pricing model with the following assumptions:

	2008 Grant	2007 Grant
Risk-free interest rate	3.21%	4.84%
Dividend yield	1.86%	1.43%
Expected life (years)	6.5	6.5
Volatility	26.09%	28.25%
SAR exercise price	$42.30	$50.60
Fair value of SARs granted	$10.97	$16.65
Stock-based compensation expense recorded during the first nine months of 2007 and 2008 was $156,697 and $34,322, respectively. Unrecognized compensation expense related to non-vested shares was $216,792 at September 30, 2008. This cost is expected to be recognized over a weighted average period of 1.6 years.
     7. Income taxes:
The effective income tax benefit rate of (116.2)% for the nine months ended September 30, 2007 differs from the Federal Statutory rate of 35% primarily due to earnings taxed in Singapore at lower rates and the impact of the new German income tax rate enacted during 2007 on the deferred temporary differences.
The effective income tax benefit rate of (1.8)% for the nine months ended September 30, 2008 differs from the Federal Statutory rate of 35% due to Non-US earnings being taxed at rates below 35%.
     8. Commitments and Contingent Liabilities:
Group companies are involved in certain legal proceedings incidental to their business. Management and legal counsel periodically review the probable outcome of such proceedings. While it is not possible at this time to predict the outcome of these legal actions or any need for additional reserves, in the opinion of management, based on these reviews, it is unlikely that the disposition of these matters will have a material adverse effect on the combined financial position, results of operations, cash flows or competitive position of the Group.
Warranty program claims are provided for at the time of sale.  Amounts provided for are based on historical costs and adjusted for new claims.

Rasco Group
Notes to Unaudited Combined Financial Statements
September 30, 2008
A roll forward of the reserve is as follows:

2008
Beginning balance January 1, 2008	$916,792

Warranty provisions, net of settlements	29,388
Other changes, principally currency impact	15,802

Ending balance September 30, 2008	$961,982

     9. Transactions with Affiliates:
All of the Group entities are ultimately owned by Dover.
The following services provided by Dover are charged to the Company as described below:
•	Insurance coverage for casualty, liability, employment practices and US workers’ compensation. The costs are allocated amongst all of the Dover companies based on sales, payroll or other equitable means.

•	Stock-based compensation programs. The costs are charged as described in Note 6 above.

•	Certain services, including treasury services such as cash pooling and management, certain tax planning services and internal audit and other administrative services are provided as part of the corporate oversight by the Dover business segment leadership for which a management fee of $19,833 and $5,859 was charged in the nine months ended September 30, 2008 and September 30, 2007 respectively. These expenses are allocated using estimates considered to be a reasonable reflection of the utilization of services provided to, or of benefits received by the Rasco Group. The allocation methods include consideration of actual consumption or usage of services, adjusted gross revenues, adjusted invested capital and other factors.
     10. Subsequent Events:
On December 9, 2008, Dover Corporation sold Rasco to Delta Design, Inc., a subsidiary of Cohu, Inc., for $80 million.